Exhibit 10.4

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between Oaktree-TCDRS Strategic Credit, LLC; Exelon Strategic Credit Holdings LLC; Oaktree-NGP Strategic Credit, LLC; Oaktree-Minn Strategic Credit, LLC; Oaktree-Forrest Multi-Strategy, LLC - Series A; Oaktree-TBMR Strategic Credit Fund C, LLC; Oaktree-TBMR Strategic Credit Fund F, LLC; Oaktree-TBMR Strategic Credit Fund G, LLC; Oaktree-TSE 16 Strategic Credit, LLC; INPRS Strategic Credit Holdings, LLC; Oaktree Gilead Investment Fund AIF (Delaware), L.P.; Oaktree Huntington-GCF Investment Fund (Direct Lending AIF), L.P.; Oaktree Strategic Income II, Inc.; Oaktree Specialty Lending Corporation; and Oaktree Strategic Income Corporation (each, an “Assignor” and collectively, the “Assignors”) and Sagard Healthcare Royalty Partners, LP; OPB SHRP Co-Invest Credit Limited; and Simcoe SHRP Co-Invest Credit Ltd. (each, an “Assignee” and collectively, the “Assignees”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement and Guaranty, dated as of June 19, 2020 (as amended or otherwise modified from time to time, the “Credit Agreement”), among Athenex, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and Oaktree Fund Administration, LLC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignors hereby irrevocably sell and assign to the Assignees, and the Assignees hereby irrevocably purchase and assume from the Assignors, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignors’ rights and obligations in their capacity as Lenders under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignors under the Credit Agreement and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignors (in their capacity as Lenders) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignors to the Assignees pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignors and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignors.

The Borrower and the Administrative Agent agree that, for purposes of the Credit Agreement, an Affiliate of OPB SHRP Co-Invest Credit Limited and Simcoe SHRP Co-Invest Credit Ltd. shall be deemed to include (i) any Person in which Workplace Safety and Insurance Board in any capacity (“WSIB”), Trustees of the Workplace Safety and Insurance Board Employees’ Pension Plan Trust (the “Trustees”) or the Ontario Pension Board (“OPB”) holds a direct or indirect majority beneficial ownership interest such as a trust of which WSIB or an Affiliate of WSIB is the sole beneficiary, (ii) any other Person through which the assets of only the Workplace Safety and Insurance Board Employees’ Pension Plan, Workplace Safety and Insurance Board Insurance Fund and/or the Workplace Safety and Insurance Board Loss of Retirement Income Fund are, directly or indirectly, invested, (iii) WSIB, the Trustees or OPB, (iv) an Affiliate of WSIB, the Trustees or OPB, (v) any member of IMCO (as contemplated by the Investment

Management Corporation of Ontario Act, 2015) (an “IMCO Client”), (vi) any Affiliate of any IMCO Client, and (vii) any Person in which one or more IMCO Clients holds a direct or indirect majority beneficial ownership interest (including, without limiting the generality of the foregoing, any trust or limited partnership of which one or more IMCO Clients or Affiliates of IMCO Clients are directly or indirectly invested); provided such Person’s assets are managed directly or indirectly by IMCO on behalf of such IMCO Clients.

Each party hereto agrees that no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney or representative of the Assignors shall have any liability (whether in contract or in tort) to the Assignees arising under, in connection with or related to this Assignment and Assumption and the Assigned Interests including, without limitation, any alleged non-disclosure or misrepresentations made by any such Persons.

1.

Assignors: Oaktree-TCDRS Strategic Credit, LLC; Exelon Strategic Credit Holdings LLC; Oaktree-NGP Strategic Credit, LLC; Oaktree-Minn Strategic Credit, LLC; Oaktree-Forrest Multi-Strategy, LLC - Series A; Oaktree-TBMR Strategic Credit Fund C, LLC; Oaktree-TBMR Strategic Credit Fund F, LLC; Oaktree-TBMR Strategic Credit Fund G, LLC; Oaktree-TSE 16 Strategic Credit, LLC; INPRS Strategic Credit Holdings, LLC; Oaktree Gilead Investment Fund AIF (Delaware), L.P.; Oaktree Huntington-GCF Investment Fund (Direct Lending AIF), L.P.; Oaktree Strategic Income II, Inc.; Oaktree Specialty Lending Corporation; and Oaktree Strategic Income Corporation

2.	Assignees: Sagard Healthcare Royalty Partners, LP; OPB SHRP Co-Invest Credit Limited; and Simcoe SHRP Co-Invest Credit Ltd.
3.	Borrower: Athenex, Inc.
4.	Administrative Agent: Oaktree Fund Administration, LLC
5.

Credit Agreement: Credit Agreement and Guaranty, dated as of June 19, 2020, among the Borrower, certain Subsidiaries of the Borrower that may be required to provide Guarantees from time to time thereunder, the Lenders from time to time party thereto and the Administrative Agent.

6.	Assignee’s jurisdiction of tax residence:

Assignee	Jurisdiction of Tax Residence
Sagard Healthcare Royalty Partners, LP	Cayman Islands
OPB SHRP Co-Invest Credit Limited	Canada
Simcoe SHRP Co-Invest Credit Ltd.	Canada

7.	Assigned Interests:
Loans/ Commitments	Assignors		Aggregate Amount of Commitment/ Loans for all Lenders		Amount of Commitment/ Loans Assigned[1]		Assignees		Percentage Assigned of Commitment/ Loans
Tranche A Loans	1.	Oaktree-TCDRS Strategic Credit, LLC;	1.	$5,539,374	1.	$1,230,971.93	A.	Sagard Healthcare Royalty Partners, LP	A.	16.66666668% (75% of total assigned)
	2.	Exelon Strategic Credit Holdings LLC	2.	$3,295,651	2.	$732,366.91	B.	OPB SHRP Co-Invest Credit Limited	B.	2.77777778% (12.5% of total assigned)
	3.	Oaktree-NGP Strategic Credit, LL	3.	$5,559,652	3.	$1,235,478.13	C.	Simcoe SHRP Co-Invest Credit Ltd.	C.	2.77777778% (12.5% of total assigned)
	4.	Oaktree-Minn Strategic Credit, LLC;	4.	$2,686,860	4.	$597,079.96
	5.	Oaktree-Forrest Multi-Strategy, LLC - Series A;	5.	$4,583,440	5.	$1,018,542.26
	6.	Oaktree-TBMR Strategic Credit Fund C, LLC;	6.	$2,624,056	6.	$583,123.51
	7.	Oaktree-TBMR Strategic Credit Fund F, LLC;	7.	$4,095,190	7.	$910,042.28
	8.	Oaktree-TBMR Strategic Credit Fund G, LLC;	8.	$6,705,759	8.	$1,490,168.66
	9.	Oaktree-TSE 16 Strategic Credit, LLC;	9.	$5,127,189	9.	$1,139,375.44
	10.	INPRS Strategic Credit Holdings, LLC;	10.	$1,496,606	10.	$332,579.07
	11.	Oaktree Gilead Investment Fund AIF (Delaware), L.P.;	11.	$10,113,054	11.	$2,247,345.28
	12.	Oaktree Huntington-GCF Investment Fund (Direct Lending AIF), L.P.;	12.	$1,348,407	12.	$299,646.04
	13.	Oaktree Strategic Income II, Inc.;	13.	$10,700,785	13.	$2,377,952.19
	14.	Oaktree Specialty Lending Corporation; and	14.	$29,288,074	14.	$6,508,460.95
	15.	Oaktree Strategic Income Corporation	15.	$6,835,903	15.	$1,519,089.61
Total Tranche A				$100,000,000		$22,222,222.22				22.22222224%
Tranche B Commitments	16.	Oaktree-TCDRS Strategic Credit, LLC;	1.	$1,384,843	1.	$307,742.89	A.	Sagard Healthcare Royalty Partners, LP	A.	16.66666668% (75% of total assigned)
	17.	Exelon Strategic Credit Holdings LLC;	2.	$823,913	2.	$183,091.78	B.	OPB SHRP Co-Invest	B.	2.77777778% (12.5% of total
	18.	Oaktree-NGP Strategic Credit, LLC;	3.	$1,389,913	3.	$308,869.56	C.	Simcoe SHRP Co-Invest Credit Ltd.	C.	2.77777778% (12.5% of total
	19.	Oaktree-Minn Strategic Credit, LLC;	4.	$671,715	4.	$149,270.00
	20.	Oaktree-Forrest Multi- Strategy, LLC - Series A;	5.	$1,145,860	5.	$254,635.56
	21.	Oaktree-TBMR Strategic Credit Fund C, LLC;	6.	$656,014	6.	$145,780.89
	22.	Oaktree-TBMR Strategic Credit Fund F, LLC;	7.	$1,023,798	7.	$227,510.67
	23.	Oaktree-TBMR Strategic Credit Fund G, LLC;	8.	$1,676,440	8.	$372,542.22
	24.	Oaktree-TSE 16 Strategic Credit, LLC;	9.	$1,281,797	9.	$284,843.78
	25.	INPRS Strategic Credit Holdings, LLC;	10.	$374,151	10.	$83,144.67
	26.	Oaktree Gilead Investment Fund AIF (Delaware), L.P.;	11.	$2,528,263	11.	$561,836.22
	27.	Oaktree Huntington-GCF Investment Fund (Direct Lending AIF), L.P.;	12.	$337,102	12.	$74,911.55
	28.	Oaktree Strategic Income II, Inc.;	13.	$2,675,196	13.	$594,488.00
	29.	Oaktree Specialty Lending Corporation; and	14.	$7,322,019	14.	$1,627,115.33
	30.	Oaktree Strategic Income Corporation	15.	$1,708,976	15.	$379,772.44
Total Tranche B				$25,000,000		$5,555,555.56				22.22222224%

[1]	Set forth, to at last 9 decimals, as a percentage of the Loans of all Lenders thereunder.

Tranche C Commitments	1.	Oaktree-TCDRS Strategic Credit, LLC;	1.	$1,384,843	1.	$307,742.89	A.	Sagard Healthcare Royalty Partners, LP	A.	16.66666668% (75% of total assigned)
	2.	Exelon Strategic Credit Holdings LLC;	2.	$823,913	2.	$183,091.78	B.	OPB SHRP Co-Invest Credit Limited	B.	2.77777778% (12.5% of total assigned)
	3.	Oaktree-NGP Strategic Credit, LLC;	3.	$1,389,913	3.	$308,869.56	C.	Simcoe SHRP Co-Invest Credit Ltd.	C.	2.77777778% (12.5% of total assigned)
	4.	Oaktree-Minn Strategic Credit, LLC;	4.	$671,715	4.	$149,270.00
	5.	Oaktree-Forrest Multi-Strategy, LLC - Series A;	5.	$1,145,860	5.	$254,635.56
	6.	Oaktree-TBMR Strategic Credit Fund C, LLC;	6.	$656,014	6.	$145,780.89
	7.	Oaktree-TBMR Strategic Credit Fund F, LLC;	7.	$1,023,798	7.	$227,510.67
	8.	Oaktree-TBMR Strategic Credit Fund G, LLC;	8.	$1,676,440	8.	$372,542.22
	9.	Oaktree-TSE 16 Strategic Credit, LLC;	9.	$1,281,797	9.	$284,843.78
	10.	INPRS Strategic Credit Holdings, LLC;	10.	$374,151	10.	$83,144.67
	11.	Oaktree Gilead Investment Fund AIF (Delaware), L.P.;	11.	$2,528,263	11.	$561,836.22
	12.	Oaktree Huntington-GCF Investment Fund (Direct Lending AIF), L.P.;	12.	$337,102	12.	$74,911.55
	13.	Oaktree Strategic Income II, Inc.;	13.	$2,675,196	13.	$594,488.00
	14.	Oaktree Specialty	14.	$7,322,019	14.	$1,627,115.33
	15.	Lending Corporation; and Oaktree Strategic Income Corporation	15.	$1,708,976	15.	$379,772.44
Total Tranche C				$25,000,000		$5,555,555.56				22.22222224%
Tranche D Commitments	1.	Oaktree-TCDRS Strategic Credit, LLC;	1.	$1,384,843	1.	$307,742.89	A.	Sagard Healthcare Royalty Partners, LP	A.	16.66666668% (75% of total assigned)
	2.	Exelon Strategic Credit Holdings LLC;	2.	$823,913	2.	$183,091.78	B.	OPB SHRP Co-Invest Credit Limited	B.	2.77777778% (12.5% of total assigned)
	3.	Oaktree-NGP Strategic Credit, LLC;	3.	$1,389,913	3.	$308,869.56	C.	Simcoe SHRP Co-Invest Credit Ltd.	C.	2.77777778% (12.5% of total assigned)
	4.	Oaktree-Minn Strategic Credit, LLC;	4.	$671,715	4.	$149,270.00
	5.	Oaktree-Forrest Multi-Strategy, LLC - Series A;	5.	$1,145,860	5.	$254,635.56
	6.	Oaktree-TBMR Strategic Credit Fund C, LLC;	6.	$656,014	6.	$145,780.89
	7.	Oaktree-TBMR Strategic Credit Fund F, LLC;	7.	$1,023,798	7.	$227,510.67
	8.	Oaktree-TBMR Strategic Credit Fund G, LLC;	8.	$1,676,440	8.	$372,542.22
	9.	Oaktree-TSE 16 Strategic Credit, LLC;	9.	$1,281,797	9.	$284,843.78
	10.	INPRS Strategic Credit Holdings, LLC;	10.	$374,151	10.	$83,144.67
	11.	Oaktree Gilead Investment Fund AIF (Delaware), L.P.;	11.	$2,528,263	11.	$561,836.22
	12.	Oaktree Huntington-GCF Investment Fund (Direct Lending AIF), L.P.;	12.	$337,102	12.	$74,911.55
	13.	Oaktree Strategic Income II, Inc.;	13.	$2,675,196	13.	$594,488.00
	14.	Oaktree Specialty Lending Corporation; and	14.	$7,322,019	14.	$1,627,115.33
	15.	Oaktree Strategic Income Corporation	15.	$1,708,976	15.	$379,772.44
Total Tranche D				$25,000,000		$5,555,555.56				22.22222224%

Tranche E Commitments	1.	Oaktree-TCDRS Strategic Credit, LLC;	1.	$2,769,687	1.	$615,486.00	A.	Sagard Healthcare Royalty Partners, LP	A.	16.66666668% (75% of total assigned)
	2.	Exelon Strategic Credit Holdings LLC;	2.	$1,647,826	2.	$366,183.55	B.	OPB SHRP Co-Invest Credit Limited	B.	2.77777778% (12.5% of total assigned)
	3.	Oaktree-NGP Strategic Credit, LLC;	3.	$2,779,826	3.	$617,739.11	C.	Simcoe SHRP Co-Invest Credit Ltd.	C.	2.77777778% (12.5% of total assigned)
	4.	Oaktree-Minn Strategic Credit, LLC;	4.	$1,343,430	4.	$298,540.00
	5.	Oaktree-Forrest Multi-Strategy, LLC - Series A;	5.	$2,291,720	5.	$509,271.11
	6.	Oaktree-TBMR Strategic Credit Fund C, LLC;	6.	$1,312,028	6.	$291,561.78
	7.	Oaktree-TBMR Strategic Credit Fund F, LLC;	7.	$2,047,595	7.	$455,021.11
	8.	Oaktree-TBMR Strategic Credit Fund G, LLC;	8.	$3,352,879	8.	$745,084.22
	9.	Oaktree-TSE 16 Strategic Credit, LLC;	9.	$2,563,595	9.	$569,687.78
	10.	INPRS Strategic Credit Holdings, LLC;	10.	$748,303	10.	$166,289.55
	11.	Oaktree Gilead Investment Fund AIF (Delaware), L.P.;	11.	$5,056,527	11.	$1,123,672.67
	12.	Oaktree Huntington-GCF Investment Fund (Direct Lending AIF), L.P.;	12.	$674,204	12.	$149,822.89
	13.	Oaktree Strategic Income II, Inc.;	13.	$5,350,392	13.	$1,188,976.00
	14.	Oaktree Specialty Lending Corporation; and	14.	$14,644,037	14.	$3,254,230.44
	15.	Oaktree Strategic Income Corporation	15.	$3,417,952	15.	$759,544.89
Total E Tranche				$50,000,000		$11,111,111.10				22.22222224%

[Signature Page Follows]

Effective Date:August 4, 2020

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNORS:

OAKTREE-TCDRS STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

[Signature Page to Assignment and Assumption]

EXELON STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

[Signature Page to Assignment and Assumption]

OAKTREE-NGP STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

[Signature Page to Assignment and Assumption]

OAKTREE-MINN STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

[Signature Page to Assignment and Assumption]

OAKTREE-FORREST MULTI-STRATEGY LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

[Signature Page to Assignment and Assumption]

OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

[Signature Page to Assignment and Assumption]

OAKTREE-TBMR STRATEGIC CREDIT FUND F, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

[Signature Page to Assignment and Assumption]

OAKTREE-TBMR STRATEGIC CREDIT FUND G, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

[Signature Page to Assignment and Assumption]

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

[Signature Page to Assignment and Assumption]

INPRS STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Tile: Vice President

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

[Signature Page to Assignment and Assumption]

OAKTREE HUNTINGTON-GCF INVESTMENT FUND, L.P.

By:	Oaktree Huntington-GCF Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree Huntington-GCF Investment Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Partner

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Authorized Signatory

By:	/s/ Brian Price
Name: Brian Price
Title: Authorized Signatory

[Signature Page to Assignment and Assumption]

OAKTREE STRATEGIC INCOME II, INC.

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

[Signature Page to Assignment and Assumption]

OAKTREE SPECIALTY LENDING CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

[Signature Page to Assignment and Assumption]

OAKTREE STRATEGIC INCOME CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

[Signature Page to Assignment and Assumption]

OAKTREE GILEAD INVESTMENT FUND, L.P.

By:	Oaktree Gilead Investment Fund, L.P.
Its:	General Partner

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Authorized Signatory

By:	/s/ Brian Price
Name: Brian Price
Title: Authorized Signatory

[Signature Page to Assignment and Assumption]

ASSIGNEE

Sagard Healthcare Royalty Partners, LP, by its general partner Sagard Healthcare Royalty Partners GP LC

By:	/s/ Adam Vigna
Name:	Adam Vigna
Title:	Chief Investment Officer

By:	/s/ Andrew Dean
Name:	Andrew Dean
Title:	Manager

[Signature Page to Assignment and Assumption]

OPB SHRP CO-INVEST CREDIT LIMITED

By:	/s/ Jennifer Hartviksen
Name: Jennifer Hartviksen
Title: Vice President

SIMCOE SHRP CO-INVEST CREDIT LTD.

By:	/s/ Jennifer Hartviksen
Name: Jennifer Hartviksen
Title: Vice President

[Signature Page to Assignment and Assumption]

Consented to and Accepted:

OAKTREE FUND ADMINISTRATION, LLC,
as Administrative Agent

By: Oaktree Capital Management, L.P.
Its: Managing Member

By:	/s/ Jessica Dombroff
Name: Jessica Dombroff
Title: Vice President

By:	/s/ Brian Price
Name: Brian Price
Title: Senior Vice President

[Signature Page to Assignment and Assumption]

Consented to:

Athenex, Inc.

By:	/s/ Johnson Y.N. Lau
Name: Johnson Y.N. Lau
Title: Chief Executive Officer

[Signature Page to Assignment and Assumption]

ANNEX 1

STANDARD TERMS AND CONDITIONS

1.Representations and Warranties.

1.1Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or other Person of any of their respective obligations under any Loan Document.

1.2Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it is an Eligible Transferee, and it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 8.01(a) and (b) thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (vi) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to, on or after the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

3.General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile or other electronic transmission (PDF format) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.